SUPPLEMENT DATED AUGUST 30, 2010
TO THE PACIFIC LIFE FUNDS UNDERLYING FUNDS PROSPECTUS DATED JULY 1, 2010

This supplement revises the Pacific Life Funds Underlying Funds prospectus dated July 1, 2010 (the “Prospectus”). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

PL Emerging Markets Fund — The following is added to the Principal investments and strategies subsection on page 37 of the Prospectus and to the Investment strategies subsection beginning on page 53 of the Prospectus:

The fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of June 30, 2010 were: Brazil 14.3%, India 14.0%, Hong Kong 9.4%, Mexico 9.0%, and Taiwan 7.0%.

The following is added to the Principal risks subsection beginning on page 37 of the Prospectus:

•	geographic concentration risk — concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

The following is added to the list of Principal Risks on page 54 of the Prospectus:

•	geographic concentration risk

PL International Large-Cap Fund — The following is added to the Principal investments and strategies subsection on page 39 of the Prospectus and the Investments and strategies subsection beginning on page 54 of the Prospectus:

The top five countries and their approximate percentage of the fund’s net assets as of June 30, 2010 were: United Kingdom 16.9%, Switzerland 14.9%, France 14.6%, Germany 10.7%, and Japan 10.7%.

PL International Value Fund — The following is added to the Principal investments and strategies subsection on page 41 of the Prospectus and to the Investments and strategies subsection on page 55 of the Prospectus:

The fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of net assets as of June 30, 2010 were: United Kingdom 24.9%, Japan 23.7%, France 13.0%, Germany 8.2%, and Australia 5.6%.

The following is added to the Principal risks subsection beginning on page 41 of the Prospectus:

•	geographic concentration risk — concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

The following is added to the list of Principal Risks on page 55 of the Prospectus:

•	geographic concentration risk

All Funds — In the Fund Summaries section, in the Purchase and sale of fund shares, tax information, and financial intermediary compensation subsection for each fund, all references to page 56 are deleted and replaced with references to page 43.

Form No.	PLFSUP810